Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Optigenex Inc. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2005 (the "Report"), I, Joseph McSherry, as Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                         /s/Joseph McSherry
                                         -------------------
                                         Joseph McSherry,
                                         Chief Financial Officer (Principal
                                         Executive Officer)

Dated: April 14, 2006